STOCK PLEDGE AGREEMENT

     Agreement ("Stock Pledge Agreement") dated this day January 2003, between RMS TITANIC, INC. ("Secured Party"), having its principal office at 3340 Peachtree Road, Suite 1225, Atlanta, Georgia 30326 and ARGOSY INTERNATIONAL, LTD. ("Debtor"), having its principal office at P.O. Box 260, Providenciales, Turks and Caicos Islands, B.W.I.

                              W I T N E S S E T H :

     WHEREAS, Debtor is indebted to Secured Party in the amount of TWO HUNDRED FIFTY THOUSAND ($U.S.250,000) U.S. DOLLARS, all in accordance with a certain agreement (the "Settlement Agreement") executed contemporaneously with the execution of this Stock Pledge Agreement; and

     WHEREAS, Secured Party desires to have a security interest in 1,704,000 shares of common stock of Secured Party owned of record and beneficially by Debtor.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties agree as follows:

     1. Definitions. When used herein, the terms set forth below shall be defined as follows:

     (a) "Obligations" means all monies owned by Debtor to Secured Party, to wit, the sum of TWO HUNDRED FIFTY THOUSAND ($U.S.250,000) U.S. DOLLARS, due one year fro the above date, which are evidenced by a note, a copy of which is annexed hereto as Exhibit A, together with all expenses and fees as set forth in this Stock Pledge Agreement.


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     (b)  "Collateral"  means all the shares of Secured Party owed of record and beneficially by Debtor as of the date hereof, to wit, 1,704,000 shares of common stock of Secured Party.

     (c) "Event of Default" means (i) any default with respect to payment or performance of any of the Obligations, or (ii) the breach of any covenant made by purchaser to seller as set forth in the Purchase Agreement; (iii) the acceleration of all monies due Secured Party in accordance with the Purchase Agreement, or (iv) insolvency of any of the Debtor, or (v) a creditor's committee is appointed for the business of any of the Debtor, or (vi) the assignment for the benefit of creditors or a petition in bankruptcy, or for a receiver or trustee for any or all property or assets of any of the Debtor, or any such receiver or trustee shall have been appointed to any or all property or assets of any of the Debtor, or (vii) any of the above actions or proceedings whatsoever are commenced by or against any of the Debtor, or (viii) a proceeding is filed or commenced by or against any of the Debtor for dissolution or liquidation, or (ix) any of the Debtor dies (if any individual) or voluntarily or involuntarily terminates or dissolves or is terminated or dissolved.

     2. Pledge of Collateral. To secure the payment and performance of the Obligations, the Debtor hereby pledges, assigns and transfers to Secured Party and grants Secured Party a continuing security interest in and to all of the Collateral.

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

     3. Representations and Warranties. Debtor is the owner of the shares of stock which is the subject matter of the Collateral owned by Debtor, free and clear of any claim. Such shares of stock were validly issued, and are fully paid and non-assessable.

     4. General Covenants.

     (a) Secured Party shall (i) collect or protect the Collateral or any proceeds thereof or give any notice with respect thereto; (ii) preserve the rights of any of the Debtor with respect to the Collateral against prior parties; (iii) preserve rights against any parties to any instrument or chattel paper which may be a part of the Collateral; (iv) sell or otherwise realize upon the Collateral; or (v) seek payment from any particular source. Without limiting the generality of the foregoing, Secured Party shall not be obligated to take any action in connection with any conversion, call, redemption, retirement or any other event relating to any of the Collateral.

     (b) After payment or part of Obligations, Secured Party may, at its option retain all or any portion of the Collateral as security for any remaining Obligations and retain this agreement as evidence of such security. Debtor agrees to reimburse Secured Party on demand, for any amounts paid or advanced by Secured Party for the purpose of preserving the Collateral or any part thereof and/or any liabilities or expenses incurred by Secured Party as the transferee or holder of the Collateral. Secured Party shall exercise reasonable care in the custody and preservation of the Collateral to the extent required by applicable statute and use its best efforts to take such action as the Debtor may reasonably request in writing but the failure to do any such act shall not be deemed to exercise reasonable care.

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

     5. Rights and Remedies. Secured Party shall have, by way of example and not of limitation, the rights and remedies in subparagraph (a) of this paragraph at all times prior to and/or after the occurrence of an Event of Default and shall have all the rights and remedies enumerated herein after the occurrence of an Event of Default.

     (a) The Collateral consists of shares of common stock of Secured Party. None of the shares of the Collateral have been registered with the Securities Act of 1933, as amended. The class of common stock of Secured Party are traded by a national market system of the National Association of Securities Dealers, Inc. (NASD). Debtor's shares of common stock subject t the Collateral can only be disposed in accordance with Rule 144 promulgated by the Securities and Exchange Commission or any other exemption. Debtor acquired all the shares of common stock of Secured Party in April of 2001. If Debtor does not pay the Obligations when due, Secured Party may dispose of such portion of the Collateral that will satisfy all the obligations defined in subparagraph (a) of paragraph 1. Such disposition shall be by a public sale. Secured Party shall have one or more sales resulting in the proceeds of such public sale. Each such sale shall be at any time and place and on any terms. Secured Party may purchase all or a portion of the Collateral at such public disposition. Secured Party shall comply with ss. 9-611 of the Georgia Uniform Commercial Code (Notification Before Disposition of Collateral) with respect to any sale. The application of any proceeds from any sale and any surplus, if any, therefrom shall be governed by ss. 9-608 of the Uniform Commercial Code of Georgia.

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

     (b) Notwithstanding anything to the contrary contained herein, Debtor may sell any of the Collateral if it has an exemption from any requirements of registration under ss. 5 of the Securities Act of 1933. Debtor is aware that any such sale must comply with any exemption of the sale of shares not registered with any compliance with the Securities Act of 1933, as amended. Debtor shall give Secured Party thirty days' notice prior to such proposed sale. Such proceeds of such sale shall be used to reduce or discharge the entire Obligations.

     (c) Secured Party, may at its option and without notice: (i) transfer into its name or the name of its nominee all or any part of the Collateral including stock, bonds and other securities; (ii) demand, sue for, collect and receive all interest, dividends, including liquidating dividends, and other proceeds thereof, and hold same as security for payment of Obligations or, if cash proceeds, apply same as payment thereof; (iii) notify any person obligation on any of the Collateral of the security interest of Secured Party therein and request such person to make payment directly to Secured Party, or (iv) demand, sue for, collect or make any settlement or compromise deems desirable with respect to any of the Collateral.

     (d) If any Event of Default shall occur, then or at any time thereafter, while such Event of Default shall continue, Secured Party may declare all Obligations to be due and payable regardless of their terms, for the purposes of this agreement, without notice, protest, presentment or demand, all of which are hereby expressly waived by the Debtor. At or after such time, Secured Party

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

shall have, in addition to any other rights and remedies contained in this agreement, and any other agreements, guarantees, notes, instruments and documents heretofore, now or at any time or times hereafter executed by the Debtor, and delivered to Secured Party, all of the rights and remedies of a pledgee, under law, including without limitation all of the rights and remedies of a under the Uniform Commercial Code in force in the State of Georgia as of the date hereof, all of which rights and remedies shall be cumulative, and non-exclusive, to the extent permitted by law.

     6. Notices. All notices and payments shall be sent to Secured Party and Debtor at the address set forth above either by telex, telegram or first class mail, postage prepaid. Either party may change its place for notice by like notice.

     7. General.

     (a) Each reference hereto to Secured Party shall be deemed to include its successors and assigns, and each reference to the Debtor and the undersigned and any pronouns referring thereto as used herein shall be construed in the masculine, feminine or neuter, singular or plural, as the context may require, and shall be deemed to include the heirs, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions hereof.

     (b) No delay on the part of Secured Party in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on any of the undersigned shall be deemed to be a


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

waiver of any  obligations of any of the  undersigned or of the right of Secured
Party to take other or further action without notice or demand as provided herein. In any event, no modification or waiver of the provisions hereof shall be effective unless in writing and signed by Secured Party nor shall any waiver be applicable except in the specific instance or matter for which given.

     (c) The undersigned hereby certifies and covenants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this agreement and to constitute the same the valid and legally binding obligation of the undersigned in accordance with its terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

     (d) This Stock Pledge Agreement is and shall be deemed to be a contract entered into and made pursuant to the laws of the State of Georgia and shall in all respects be governed, construed, applied and enforced in accordance with the laws of said state, in the event that Secured Party brings any action hereunder in any court of record of Georgia or the Federal Government, the Debtor consents and confers personal jurisdiction over the Debtor by such court or courts and agrees that service of process may be made upon the undersigned by mailing a copy of the summons to the Debtor in the manner specified in paragraph 7(f) hereof; and in any action hereunder the undersigned waives the right to demand a trial by jury.

     (e) Wherever possible, each provision of this Stock Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law.


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

Should any portion of this Stock Pledge Agreement be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portion of this agreement. Furthermore, the entirety of this Stock Pledge Agreement shall continue in full force and effect in all other jurisdictions and said remaining portions of this Stock Pledge Agreement shall continue in full force and effect in the subject jurisdiction as if this Stock Pledge Agreement had been executed with the invalid portions thereof deleted.

     (f) Any notice given by the undersigned shall be effective only upon actual receipt by Secured Party, at Secured Party's address. Any notice Secured Party may elect to give hereunder shall be deemed to be given if deposited in the United States mail, return receipt requested, postage prepaid and addressed to the undersigned at the address appearing on the books and records of Secured Party for the undersigned.

     (g) Debtor shall be obligated and pay Secured Party in connection with the enforcement of its rights set forth in this Stock Pledge Agreement.

     (h) The section headings are included for convenience only and shall not be deemed to be a part of this Stock Pledge Agreement.

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

     IN WITNESS WHEREOF, the parties hereto have executed this Stock Pledge Agreement the day and year first above written.

                                                     RMS TITANIC, INC.


                                                     By
                                                     Arnie Geller, President



                                                     ARGOSY INTERNATIONAL, LTD.




                                                     By
                                                     Graham Jessop, President



     The undersigned, hereby acknowledges receipt of _______shares of common stock of RMS Titanic, Inc., which constitutes the Collateral as hereinabove defined in paragraph 1(b).


                                            RMS TITANIC, INC.




                                            By
                                            Arnie Geller, President

PromNote RMS Argosy


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


                                    EXHIBIT A


                                 PROMISSORY NOTE



$U.S.250,000.00.                                          Dated: January  , 2003




     FOR VALUE RECEIVED, the undersigned, ARGOSY INTERNATIONAL, LTD. ("Maker") hereby promises to pay to RMS TITANIC, INC. ("Payee") or its order the sum of TWO HUNDRED FIFTY THOUSAND ($U.S.250,000.00) U.S. DOLLARS. Said sum shall be paid one year from the date hereof (the "Maturity Date") at Payee's offices in Atlanta, Georgia, or such other place designated in writing by Payee.

     All payments shall be first applied to interest and the balance to principal. This Note may be prepaid, at any time, in whole or in part, without penalty. All prepayments shall be applied in reverse order of maturity.

     This Note is subject to an agreement (the "Settlement Agreement") of even date amongst Maker, Payee, Danepath Limited and Graham Jessop. The payment of this Note is secured by a Stock Pledge Agreement between Maker and Payee of even date.

     The obligations set forth in this Note are secured by certain assets (the "Collateral") set forth in a security agreement of even date.

     The undersigned and all other parties to this Note, whether as endorsers, guarantors or sureties, agree to remain fully bound hereunder until this Note shall be fully paid and waiver demand, presentment and protest and all notices hereto and further agree to remain bound, notwithstanding any extension, renewal, modification, waiver, or other indulgence by any holder or upon the discharge or release of any obligor hereunder or to this Note, or upon the exchange, substitution, or release of any collateral granted as security for this Note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change of terms, hereunder granted by any holder hereof, shall be valid and binding upon the undersigned, notwithstanding the acknowledgment of the undersigned, and the undersigned does hereby irrevocably grants a power of attorney to enter into any such modification on its behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This Note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the state first appearing at the head of this Note. The undersigned hereby executes this Note as principal and not as surety.


                                                     ARGOSY INTERNATIONAL, LTD.



                                                     By


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